Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction of Organization
Fidelity & Guaranty Life	USA (Delaware)
Front Street Re (Delaware) Ltd.	USA (Delaware)
FS HoldCo II Ltd.	USA (Delaware)
HGI Asset Management Holdings, LLC	USA (Delaware)
HGI Energy Holdings, LLC	USA (Delaware)
HGI Funding, LLC	USA (Delaware)
HGI Global Holdings, LLC	USA (Delaware)
Spectrum Brands Holdings, Inc.	USA (Delaware)

Certain subsidiaries of Spectrum Brands Holdings, Inc., Fidelity & Guaranty Life, HGI Asset Management Holdings, LLC, HGI Energy Holdings, LLC and Front Street Re (Delaware) Ltd. are listed below. All subsidiaries are wholly-owned by their respective parent, except where otherwise indicated. The lists in this exhibit do not constitute a complete list of all subsidiaries of the registrant. The subsidiaries that have been omitted do not, if considered in the aggregate as a single subsidiary, constitute a “Significant Subsidiary” as defined by the Securities and Exchange Commission.

SUBSIDIARIES OF SPECTRUM BRANDS HOLDINGS, INC.

Subsidiary	Jurisdiction of Organization
8 in 1 Pet Products GmbH	Germany
AA Group (US) – A LLC	USA (Delaware)
AA Group (US) – B LLC	USA (Delaware)
AAG IDQ Acquisition Corporation	USA (Delaware)
AAG UK Holding Ltd	United Kingdom
AAG UK Parent Ltd	United Kingdom
Anabasis Handelsgesellschaft GmbH	Germany
AO “Spectrum Brands” Russia	Russia
Applica Asia Limited.	Hong Kong
Applica Manufacturing, S. de R.L de C.V.	Mexico
Applica Mexico Holdings, Inc.	USA (Delaware)
Armored Auto (UK) LP	United Kingdom
Armored AutoGroup, Inc.	USA (Delaware)
Armored AutoGroup Australia Pty Ltd	Australia
Armored AutoGroup Canada ULC	Canada
Armored AutoGroup HK Ltd	Hong Kong
Armored AutoGroup Intermediate, Inc.	USA (Delaware)
Armored AutoGroup Malaysia Sdn. Bhd	Malaysia
Armored AutoGroup New Zealand ULC	NZ
Armored AutoGroup Parent, Inc.	USA (Delaware)
Armored AutoGroup Philippines, Inc.	The Philippines
Armored AutoGroup Puerto Rico LLC	Puerto Rico
Armored AutoGroup Sales, Inc.	USA (Delaware)
Armored Auto UK Ltd	United Kingdom
Cannines Supplies de Mexico S. de R.L. de C.V.	Mexico
Carmen Ltd.	United Kingdom
Compañia Agroindustrial Agrocueros S.A.	Ecuador
DH Haden Ltd.	United Kingdom
Dai Neng, Inc.	China

Subsidiary	Jurisdiction of Organization
Distribuidora Rayovac Guatemala, S.A.	Guatemala
Distribuidora Rayovac Honduras, S.A.	Honduras
Distribuidora Ray-O-Vac/Varta, S.A. de C.V.	Mexico
Household Products Chile Comercial Limitada	Chile
Household Products Peru S.R.L.	Peru
Iams Europe B.V.	Germany
IDQ Acquisition Corp	USA (Delaware)
IDQ Holdings, Inc.	USA (Delaware)
IDQ Operating, Inc.	USA (New York)
Kent Chamois Company Ltd	United Kingdom
Maanring Holding B.V.	Netherlands
Minera Vidaluz, S.A. de C.V.	Mexico
National Manufacturing Mexico A LLC	USA (Delaware)
National Manufacturing Mexico B LLC	USA (Delaware)
National Opernings, LLC	USA (Pennsylvania)
Paula Grundstücksverwaltungs GmbH & Co. Vermietungs-KG	Germany
Petbelly International LLC	USA (Florida)
Petco Limitada	Columbia
PPC Industries Ltd.	BVI
Products Plus Limited	BWI
Products Plus LLC	USA (Delaware)
Rayovac (UK) Limited	United Kingdom
Rayovac Argentina S.R.L.	Argentina
Rayovac Costa Rica, S.A.	Costa Rica
Ray-O-Vac de Mexico, S.A. de C.V.	Mexico
Rayovac Dominican Republic, S.A.	Dominican Republic
Rayovac El Salvador, S.A. de C.V.	El Salvador
Rayovac Europe GmbH	Germany
Rayovac Guatemala, S.A.	Guatemala
Rayovac Honduras, S.A.	Honduras
Rayovac Overseas Corp.	BWI
Rayovac Venezuela, S.A.	Venezuela
Remington Asia	BWI
Remington Consumer Products Ltd. (UK)	United Kingdom
Remington Licensing Corporation	USA (Delaware)
ROV German General Partner GmbH	Germany
ROV German Limited GmbH	Germany
ROV Holding, Inc.	USA (Delaware)
ROV International Holdings LLC	USA (Delaware)
Russell Hobbs Deutschland GmbH	Germany
Russell Hobbs Holdings Ltd.	United Kingdom
Russell Hobbs Ltd.	United Kingdom
Russell Hobbs Towers Ltd.	United Kingdom
Salix Animal Health, LLC	USA (Florida)
Salton Australia Pty. Ltd.	Australia
Salton Hong Kong Ltd.	Hong Kong
Salton Italia Srl.	Italy
Salton NZ Ltd.	New Zealand
Salton S.a.r.l.	Luxembourg
Salton UK	United Kingdom
Salton UK Holdings, Ltd.	United Kingdom
SB/RH Holdings, LLC	USA (Delaware)
Schultz Company	USA (Missouri)

Subsidiary	Jurisdiction of Organization
Shanghai AAG Automotive Products Trading Co. Ltd	China
Shaser, Inc.	USA (Delaware)
Spectrum Brands (Hong Kong) Limited	Hong Kong
Spectrum Brands (Shenzhen) Ltd.	China
Spectrum Brands (UK) Holdings Limited	United Kingdom
Spectrum Brands (UK) Limited	United Kingdom
Spectrum Brands (Xiamen) Industrial Co., Ltd.	China
Spectrum Brands Appliances (Ireland) Ltd.	Ireland
Spectrum Brands Asia	BWI
Spectrum Brands Australia Pty. Ltd.	Australia
Spectrum Brands Austria Gmbh	Austria
Spectrum Brands Benelux B.V.	Netherlands
Spectrum Brands Brasil Industria e Comercio de Bens de Consumo Ltda	Brazil
Spectrum Brands Bulgaria EOOD	Bulgaria
Spectrum Brands Canada Inc.	Canada
Spectrum Brands Colombia S.A.	Columbia
Spectrum Brands Czech spol. s r.o.	Czech Republic
Spectrum Brands Denmark A/S	Denmark
Spectrum Brands East Asia Holdings Ltd.	Hong Kong
Spectrum Brands Europe GmbH	Germany
Spectrum Brands Finland OY	Finland
Spectrum Brands France S.A.S.	France
Spectrum Brands HHI (Shenzhen) Co., Ltd	China
Spectrum Brands HHI (Zhongshan) Co., Ltd	China
Spectrum Brands HHI Mexico, S de RL de C.V.	Mexico
Spectrum Brands HK1 Limited	Hong Kong
Spectrum Brands HK2 Limited	Hong Kong
Spectrum Brands Holding B.V.	Netherlands
Spectrum Brands Holdings, Inc.	USA (Delaware)
Spectrum Brands Hrvatska d.o.o.	Croatia
Spectrum Brands Hungaria KFT	Hungary
Spectrum Brands Italia S.r.L.	Italy
Spectrum Brands Japan KK	Japan
Spectrum Brands Lux II S.a.R.L.	Luxembourg
Spectrum Brands Lux S.a.R.L.	Luxembourg
Spectrum Brands New Zealand Ltd.	New Zealand
Spectrum Brands Norway AS	Norway
Spectrum Brands Panama LLC	Panama
Spectrum Brands del Peru S.A.C	Peru
Spectrum Brands Poland Sp.Z.o.o.	Poland
Spectrum Brands Portugal Unipessoal Lda	Portugal
Spectrum Brands Real Estate B.V.	The Netherlands
Spectrum Brands Romania S.r.L.	Romania
Spectrum Brands Schweiz GmbH	Switzerland
Spectrum Brands Singapore Private Limited	Singapore
Spectrum Brands Slovakia spol. s r.o.	Slovakia
Spectrum Brands Spain S.L.	Spain
Spectrum Brands Trgovina, d.o.o.	Slovenia
Spectrum Brands, Inc.	USA (Delaware)
Spectrum China Business Trust	China
SPB Sweden AB	Sweden
STP Products Manufacturing Company	USA (Delaware)
Tell Holdings Hong Kong Limited	Hong Kong

Subsidiary	Jurisdiction of Organization
Tetra (UK) Limited	United Kingdom
Tetra GmbH	Germany
Tetra Holding GmbH	Germany
The Armor ALL/STP Products Company	USA (Delaware)
The Fair Manufacturing Co. Ltd.	Cambodia
Toastmaster de Mexico S.A.	Mexico
Tong Lung Metal Industry Co. Ltd.	Taiwan
Tong Lung Philippines Metal Industry Co., Inc.	The Philippines
United Industries Corporation	USA (Delaware)
Varta Consumer Batteries GmbH & Co. KGaA	Germany
Varta Ltd.	United Kingdom
Varta Pilleri Ticaret Ltd. Sirketi	Turkey
Viking Acquisitions, S. de RL de CV	Mexico
Viking Acquisitions Servicios, S de RL de CV	Mexico
Weiser Lock Mexico S de RL CV	Mexico

SUBSIDIARIES OF FIDELITY & GUARANTY LIFE

Subsidiary	Jurisdiction of Organization
Fidelity & Guaranty Life Business Services, Inc.	USA (Delaware)
Fidelity & Guaranty Life Holdings, Inc.	USA (Delaware)
Fidelity & Guaranty Life Assignment, LLC	USA (Maryland)
Fidelity & Guaranty Life Brokerage, Inc.	USA (Maryland)
Fidelity & Guaranty Life Insurance Agency, Inc.	USA (Maryland)
Fidelity & Guaranty Life Insurance Company	USA (Iowa)
Fidelity & Guaranty Life Insurance Company of New York	USA (New York)
Raven Reinsurance Company	USA (Vermont)

SUBSIDIARIES OF HGI ASSET MANAGEMENT HOLDINGS, LLC

Subsidiary	Jurisdiction of Organization
Salus Capital Partners II LLC	USA (Delaware)
Salus Capital Partners LLC	USA (Delaware)

SUBSIDIARIES OF HGI ENERGY HOLDINGS, LLC

Subsidiary	Jurisdiction of Organization
Compass Energy Operating, LLC	USA (Delaware)
Compass Gathering, LLC	USA (Delaware)
Compass Production GP, LLC	USA (Delaware)
Compass Production Partners, LP	USA (Delaware)
Compass Production Services IntermediateCo, LLC	USA (Delaware)
Compass Production Services, LLC	USA (Delaware)
HGI Energy (Compass) Holding Corporation	USA (Delaware)

SUBSIDIARIES OF FRONT STREET RE (DELAWARE) LTD.

Subsidiary	Jurisdiction of Organization
Front Street Re (Cayman) Ltd.	Cayman Islands
Front Street Re Ltd.	Bermuda